SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2008

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STANDARD MANAGEMENT CORPORATION

_________________________________________________________________________________

 (Exact Name of Registrant as Specified in its Charter)

Indiana                                                   0-20882                                                     35-1773567

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 (State or other jurisdiction                (Commission File Number)                           (IRS Employer

  of incorporation)                                                                                                Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana

46280

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(Address of principal executive offices)                                                                            (Zip Code)

Registrant's telephone number, including area code                     (317) 574-6200

Not Applicable

_________________________________________________________________________________

                            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.03 — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 21, 2008, the Registrant filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the Secretary of State of Indiana. The amendment increased the number of the Registrant’s authorized common shares from 200,000,000 to 300,000,000.

Item 9.01

Financial Statements and Exhibits.

(d)

The following exhibits are furnished as a part of this Report:

3.1

Articles of Amendment to the Amended and Restated Articles of Incorporation of Standard Management Corporation.

3.2

Amended and Restated Articles of Incorporation of Standard Management Corporation (as effective April 21, 2008)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

By: /s/Ronald D. Hunter
Name: Ronald D. Hunter
Title: Chairman, President and Chief Executive Officer

Dated:

April 25, 2008